FCF P-3

SUPPLEMENT DATED October 14, 2008
TO THE PROSPECTUS DATED FEBRUARY 1, 2008

OF

FRANKLIN CUSTODIAN FUNDS

(Franklin DynaTech Fund, Franklin Growth Fund, Franklin Income Fund, Franklin U.S. Government Securities Fund, Franklin Utilities Fund)

The prospectus is amended as follows:

For the Franklin Growth Fund, the first four paragraphs, including the portfolio management team, under the “Management" section on page 27, are replaced with the following:

Management

Effective November 1, 2008, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, will be the Fund's investment manager and Franklin Investment Advisory Services, LLC (Investment Advisory), One Franklin Parkway, San Mateo, CA 94403-1906, will serve as the Fund's sub-advisor, The Investment Management Agreement between Franklin Custodian Funds, on behalf of Franklin Growth Fund, and Advisers and the Subadvisory Agreement between Advisers and Investment Advisory were approved by the Fund's shareholders at a meeting held on October 14, 2008. Together, Advisers and its affiliates manage over $507 billion in assets.

Under the Subadvisory Agreement with Advisers, Investment Advisory provides Advisers with investment management advice and assistance.

The Fund is managed by a team of dedicated professionals focused on investments in securities of companies that are leaders in their industry. The portfolio managers of the team are as follows:

VIVIAN J. PALMIERI Vice President of Investment Advisory
Mr. Palmieri has been a portfolio manager of the Fund since 1965. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1965.

SERENA PERIN VINTON CFA Senior Vice President of Advisers

Ms. Vinton has been a portfolio manager of the Fund in November 2008, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1991.

CONRAD B. HERRMANN CFA Senior Vice President of Advisers

Mr. Herrmann has been a portfolio manager of the Fund since 1993, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

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